UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
April 19, 2018

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RealPage, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-34846	75-2788861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2201 Lakeside Blvd. Richardson, Texas		75082
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (972) 820-3000
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02      Unregistered Sales of Equity Securities.

As previously announced, on April 19, 2018, RealPage, Inc. (“RealPage”) entered into (i) an Acquisition Agreement (the “Acquisition Agreement”), by and among RealPage, each of the holders (the “Sellers”) of outstanding membership units of NovelPay, LLC, a Delaware limited liability company (“NovelPay”), other than those owned by ClickPay Services, Inc., a Delaware corporation (“ClickPay”), and NP Representative, LLC, a Delaware limited liability company (“NP Rep”), solely in its capacity as Sellers’ Representative, pursuant to which RealPage acquired substantially all of the issued and outstanding membership units of NovelPay not owned by ClickPay and (ii) an Agreement and Plan of Merger (the “Merger Agreement”), by and among RealPage, RP Newco XXIII Inc., a wholly owned subsidiary of RealPage (“RP Newco XXIII”), RP Newco XXIV Inc., a wholly owned subsidiary of RealPage (“RP Newco XXIV”), ClickPay, and NP Rep, solely in its capacity as Sellers’ Representative, pursuant to which RP Newco XXIII was merged with and into ClickPay, with ClickPay as the temporary surviving corporation, which was immediately followed by ClickPay merging with and into RP Newco XXIV, with RP Newco XXIV surviving as a wholly owned subsidiary of RealPage. In connection with such transactions, RealPage issued an aggregate of 682,688 shares of its common stock to certain of the stockholders of ClickPay, in exchange for their respective equity interests, and an aggregate of 187,480 shares of its common stock to certain of the Sellers and stockholders of ClickPay, subject to holdback rights by RealPage in respect of indemnification and post-closing purchase price adjustments pursuant to the Acquisition Agreement and Merger Agreement (the “Closing Holdback Shares”). In May 2019, RealPage is obligated to issue additional shares of its common stock to certain of the Sellers and stockholders of ClickPay in an amount equal in value to the Closing Holdback Shares, subject to holdback rights by RealPage in respect of indemnification and post-closing purchase price adjustments pursuant to the Acquisition Agreement and Merger Agreement. RealPage is also obligated to issue 395,206 additional shares of its common stock in the event that a Seller or RealPage exercises its respective put/call rights under the Acquisition Agreement with respect to the membership units of NovelPay retained by such Seller.

All of the RealPage shares described above were issued (or will be issued) to accredited investors in a private placement exempt under Regulation D under the Securities Act of 1933, as amended.

The foregoing summary is qualified in its entirety by the full text of the Acquisition Agreement and the Merger Agreement, which RealPage will file with the Securities and Exchange Commission as an exhibit to a forthcoming periodic financial report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALPAGE, INC.

By:	/s/ Stephen T. Winn
Stephen T. Winn Chief Executive Officer, President and Chairman

Date: April 25, 2018